UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, 6th Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 397-7625

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 8, 2025, Integrated Wellness Acquisition Corp (“IWAC”) held an extraordinary general meeting of shareholders (the “Meeting”), at which holders of 3,754,309 IWAC ordinary shares were present in person or by proxy, constituting a quorum for the transaction of business. Only shareholders of record as of the close of business November 3, 2025, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 4,060,481 IWAC ordinary shares were outstanding and entitled to vote at the Meeting. The proposals listed below are described in more detail in IWAC definitive proxy statement/prospectus, filed with the Securities and Exchange Commission on November 12, 2025, as amended (the “Definitive Proxy Statement/Prospectus”). A summary of the final voting results at the Meeting is set forth below:

Proposal 1 - The NTA Proposal

IWAC’s shareholders approved Proposal 1 - the approval, subject to the approval of the Business Combination Proposal and with effect immediately prior to the effectiveness of the Domestication, of the deletion in its entirety of article 36.5 (c) of IWAC’s current amended and restated articles of association . The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Proposal 2 - The Domestication Proposal

IWAC’s shareholders approved Proposal 2 - the approval to (a) change the domicile of IWAC pursuant to a transfer by way of continuation of an exempted company out of the Cayman Islands and a domestication into the State of Delaware as a corporation (the “Domestication”); (b) adopt upon the Domestication taking effect, the certificate of incorporation (the “Interim Charter”), a copy of which was attached to the Definitive Proxy Statement/Prospectus as Annex B, in place of IWAC’s current amended and restated memorandum and articles of association (the “Existing Organizational Documents”) and which will remove or amend those provisions of IWAC’s Existing Organizational Documents that terminate or otherwise cease to be applicable as a result of the Domestication; and (c) file a Certificate of Corporate Domestication and the Interim Charter with the Secretary of State of Delaware, under which IWAC will be transferred by way of continuation out of the Cayman Islands and domesticated as a corporation in the State of Delaware. At the time of the Domestication, simultaneously with the adoption of the Interim Charter, IWAC intends to adopt Bylaws in the form attached to the Definitive Proxy Statement/Prospectus as Annex C (the “IWAC Bylaws”). The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Proposal 3 - The Business Combination Proposal

IWAC’s shareholders approved Proposal 3 - the approval of the Amended and Restated Business Combination Agreement, dated as of August 26, 2024 (as may be amended from time to time, the “Business Combination Agreement”), by and among IWAC, IWAC Holding Company Inc., a Delaware corporation and a wholly owned subsidiary of IWAC (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger, Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”), and (iv) acknowledging and agreeing solely with respect to Section 2.1(a)(ii) thereof, Binson Lau, a copy of which is attached to the Definitive Proxy Statement/Prospectus as Annex A, and the transactions contemplated therein, including the business combination whereby (a) Purchaser Merger Sub will merge with and into IWAC (the “Purchaser Merger”), with IWAC as the surviving company in the Purchaser Merger (the time at which the Purchaser Merger becomes effective is referred to herein as the “Purchaser Merger Effective Time”) and, as a result of the Purchaser Merger, IWAC will become a wholly-owned subsidiary of Pubco with security holders of IWAC receiving securities of Pubco with terms substantially equivalent to the terms of their securities of IWAC, and (b) Company Merger Sub will merge with and into Btab (the “Company Merger” and together with the Purchaser Merger, the “Mergers”) with Btab as the surviving company in the Company Merger (the time at which the Company Merger becomes effective is referred to herein as the “Company Merger Effective Time”) and, as a result of the Company Merger, Btab will become a wholly-owned subsidiary of Pubco and (i) each Btab Class A Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class A Shares and (ii) each Btab Class V Common Share will be automatically converted as of the Company Merger Effective Time into the right to receive Pubco Class V Shares (such proposal, the “Business Combination Proposal”). The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Proposal 4 - The Charter Proposal

IWAC’s shareholders approved Proposal 4 - that the proposed amended and restated certificate of incorporation (the “Proposed Charter”) and proposed bylaws (the “Proposed Bylaws”, and together with the Proposed Charter, the “Proposed Organizational Documents”) of Pubco, the forms of which are attached to the Definitive Proxy Statement/Prospectus as Annex D and Annex E, be approved to take effect at the Purchaser Merger Effective Time (such proposal, the “Charter Proposal”) . The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Proposal 5 - The Organizational Documents Proposals

Organizational Documents Advisory Proposal 5A

IWAC’s shareholders approved this proposal - To approve, on an advisory basis, provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, providing that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of stock of Pubco entitled to vote generally in the election of directors, voting together as a single class. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Organizational Documents Advisory Proposal 5B

IWAC’s shareholders approved this proposal - to approve, on an advisory basis, provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, providing that (i) stockholder special meetings may only be called by the Pubco Board or holders of Class V Shares pursuant to a resolution adopted by a majority of the Pubco Board and (ii) stockholders may only act at annual and special meetings and not by written consent. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Organizational Documents Advisory Proposal 5C

IWAC’s shareholders approved this proposal - to approve, on an advisory basis, provisions to be included in the Proposed Charter providing that any amendment of the Proposed Charter and that any amendment of the Proposed Bylaws requires the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of Pubco entitled to vote on such amendment. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Organizational Documents Advisory Proposal 5D

IWAC’s shareholders approved this proposal - to approve, on an advisory basis, provisions to be included in the Proposed Charter changing the post-Business Combination company’s corporate name to “Btab Ecommerce Holdings, Inc.”. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Organizational Documents Advisory Proposal 5E

IWAC’s shareholders approved this proposal - to approve, on an advisory basis, provisions in the Proposed Charter to remove certain provisions related to IWAC’s status as a blank check company that will no longer apply upon consummation of the Business Combination. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Organizational Documents Advisory Proposal 5F

IWAC’s shareholders approved this proposal - to approve, on an advisory basis, provisions in the Proposed Charter, which will amend and replace the Interim Charter if the Charter Proposal is approved, increasing the total number of authorized shares of all classes of stock to 300,000,000 shares, each with a par value of $0.0001 per share, consisting of (i) 250,000,000 shares of Pubco Class A Shares and (ii) 50,000,000 shares of Pubco Class V Shares. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

 Proposal 6 - The Incentive Plan Proposal

IWAC’s shareholders approved Proposal 6 – to approve the Pubco 2025 Omnibus Incentive Plan (the “Incentive Plan”), a copy of which is attached to the Definitive Proxy Statement/Prospectus as Annex F. The votes cast were as follows:

For	Against	Abstain
3,700,779	53,530	0

Proposal 7 - The Director Election Proposal

IWAC’s shareholders approved Proposal 7 - that the appointment of Douglas Benoit, Donald Fell, and Daniel Kelly Kennedy to serve as a Class I directors of IWAC Holding Company Inc. whose terms expire at the annual meeting of stockholders to be held in 2026 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, Matthew Malriat and Qun Hua Wang to serve as Class II directors of IWAC Holding Company Inc. whose terms expire at the annual meeting of stockholders to be held in 2027 or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal, and Binson Lau to serve as Class III director of IWAC Holding Company Inc. whose terms expire at the annual meeting of stockholders to be held in 2028 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal, be authorized, approved and confirmed in all respects. The votes cast were as follows:

For All	Withold All	For All Except
3,754,309	0	0

As there were sufficient votes at the time of the Meeting to approve each of the above proposal, the “Adjournment Proposal” described in the Definitive Proxy Statement/Prospectus was not presented to shareholders.

Shareholders holding an aggregate of 1,156,408 IWAC ordinary shares exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from IWAC’s initial public offering. The final redemption price will be calculated as of two business days prior to the consummation of the Business Combination. Payments to the shareholders of IWAC who redeemed in connection with the Business Combination will only be made if and when the Business Combination is consummated. The closing of the Business Combination is subject to the satisfaction or waiver of various closing conditions, including but not limited to obtaining applicable exchange listing approvals for the combined company and requisite financing to fulfill applicable listing requirements.

No Offer Or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value, future financial condition and performance of Btab after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the pre-money valuation of Btab (which is subject to certain inputs that may change prior to the closing of the Business Combination and is subject to adjustment after the closing of the Business Combination), the level of redemptions of the Company’s public shareholders and the products and markets and expected future performance and market opportunities of Btab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed Business Combination may not be completed by the Company’s Business Combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by the Company’s shareholders; (vi) redemptions exceeding a maximum threshold or the failure to meet the Nasdaq’s initial listing standards in connection with the consummation of the contemplated Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on Btab’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of Btab; (ix) the outcome of any legal proceedings that may be instituted against Btab or against the Company related to the Business Combination Agreement or the proposed Business Combination; and (x) those factors discussed in the Company’s filings with the SEC and in the Proxy Statements. Shareholders should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2024 of the Company, filed with the Securities and Exchange Commission (“SEC”) on April 15, 2025, and the “Risk Factors” section of the Definitive Proxy Statement/Prospectus, relating to the Business Combination, the Extension, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company nor Btab presently know or that the Company or Btab currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report on Form 8-K should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. The Company and Btab assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information

The Company has filed a definitive proxy statement (the “Extension Proxy Statement”, and together with the Definitive Proxy Statement/Prospectus, the “Proxy Statements”) with the SEC in connection with an extraordinary general meeting of shareholders on December 12, 2025 (the “Extension Meeting”), and, beginning on or about November 18, 2025, mailed the Extension Proxy Statement and other relevant documents to its shareholders as of November 3, 2025, the record date for the Extension Meeting. In connection with the Business Combination, the Company and Btab prepared a registration statement on Form S-4 with the SEC, which includes the Definitive Proxy Statement/Prospectus that was distributed to the Company’s shareholders in connection with its solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination. Shareholders are urged to read the Proxy Statements and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about the Company, Btab and the Business Combination. Shareholders of the Company are able to obtain free copies of the Proxy Statements, as well as other filings containing information about the Company, Btab and the Business Combination, without charge, at the SEC’s website located at www.sec.gov. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

The Company, Btab and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. Shareholders can find information about the Company’s directors and executive officers and their interest in the Company can be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. A list of the names of the directors, executive officers, other members of management and employees of the Company and Btab, as well as information regarding their interests in the Business Combination, are included in the definitive proxy/prospectus filed with the SEC by the Company and Btab. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. Shareholders may obtain free copies of these documents from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Matthew Malriat
Name: Matthew Malriat
Title: Chief Executive Officer

Dated: December 9, 2025